SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2009 (May 21, 2009)

Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
47350 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices, including zip code)
510.226.2800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events.
FDA Response
Vermillion, Inc. (the “Company”) currently has a 510(k) pre-market notification pending before the FDA. In Feb 2009, and in March 2009, the FDA asked Vermillion for additional information regarding the submission. Following a number of constructive substantive discussions between Vermillion and the FDA, on June 11, 2009, Vermillion submitted information to the FDA that it believes responds to all questions raised by the FDA to date.
This statement regarding Vermillion’s response to the FDA may contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion’s plans, objectives, expectations and intentions and risks and uncertainties. Such risks are discussed in Vermillion’s latest Form 10-K and Vermillion’s periodic reports on Form 10-Q and Form 8-K. These forward-looking statements are based on Vermillion’s current expectations. Vermillion is providing this information as of the date of the filing of this Current Report on Form 8-K and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise. Forward-looking statements cannot be guaranteed and actual results may differ materially from Vermillion’s current expectations.
Monthly Operating Reports
On May 21, 2009, Vermillion, Inc. (the “Company”) filed its financial statements included in the Monthly Operating Report for the period from March 30, 2009 to April 30, 2009 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 09-11091). A copy of the Monthly Operating Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated in this report by reference.
Under the Exchange Act, the SEC issued Exchange Act release 9660 providing guidance for Exchange Act reporting companies in bankruptcy. Consistent with that release, in light of limitations on the Company’s liquidity and personnel, the Company is unable to continue filing periodic reports under the Exchange Act without unreasonable effort and expense because (i) the Company’s regular accounting staff has been reduced as a result of the bankruptcy filing and (ii) the cost of having an independent registered public accounting firm perform the requisite reviews and audits coupled with the cost of complying with the requirements of the Sarbanes-Oxley Act of 2002 is prohibitive. As a result, the Company hereafter intends to file with the SEC, under cover of current reports on Form 8-K, in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of the Company’s monthly operating reports required to be submitted to the Bankruptcy Court. In accordance with General Instructions B.2 and B.6 of Form 8-K, the Monthly Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing. The information set forth in this Item 9 also will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Report was not audited or reviewed by independent registered accountants and is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information is likely not indicative of Company’s financial condition or operating results for the period that would be reflected in the periodic reports pursuant to the Exchange Act. The Monthly Operating Report does not include footnotes that would ordinarily be contained in the financial statements in our quarterly and annual reports pursuant to the Exchange Act. In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Bankruptcy Materials
On June 11, 2009, the Company filed a Statement of Financial Affairs and Schedules of Assets and Liabilities, which included Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtor’s Statements of Financial Affairs with Schedules (the “Global Notes”), a Statement of Financial Affairs (the “Statement”) and certain Schedules of Assets and Liabilities (the “Schedules” and with the Global Notes and Statement, the “Bankruptcy Materials”) with the Bankruptcy Court. The Bankruptcy Materials contain unaudited summary financial information relating to the Debtors’ assets and liabilities in the form required under the Bankruptcy Code and the rules and regulations thereunder. A copy of the Bankruptcy Reports is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated in this report by reference.
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Bankruptcy Materials, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Bankruptcy Materials contain financial information that has not been audited or reviewed by independent registered accountants and is not presented in accordance with U.S. GAAP. The information contained in the Bankruptcy Materials has been prepared in accordance with the Bankruptcy Code and the rules and regulations thereunder and was not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Company. The Bankruptcy Materials also contain information for periods that are shorter or otherwise different from those required by the periodic reporting requirements of the Exchange Act, and the rules and regulations thereunder, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder. Results set forth in the Bankruptcy Materials should not be viewed as indicative of future results. There can be no assurance that the Bankruptcy Materials are complete. The Company may amend, supplement or otherwise change the information contained in the Bankruptcy Materials at a future date.
Cash Budget Through December, 2009
On June 16, 2009 the Board of Directors of the Company approved the Company’s Cash Budget through December, 2009 (the “Cash Budget”). A copy of the Cash Budget is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated in this report by reference.
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Cash Budget, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Cash Budget contains financial information that has not been audited or reviewed by independent registered accountants and is not presented in accordance with U.S. GAAP. The information contained in the Cash Budget was not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Company. The Cash Budget also contains information for periods that are shorter or otherwise different from those required by the periodic reporting requirements of the Exchange Act, and the rules and regulations thereunder, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder. Results set forth in the Cash Budget should not be viewed as indicative of future results. There can be no assurance that the Cash Budget is complete. The Company may amend, supplement or otherwise change the information contained in the Cash Budget at a future date.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance and projections of future expenses. These forward-looking statements are based upon current management expectations and may therefore involve risks and uncertainties. Certain of these forward-looking statements are only estimates of the anticipated cash and expenses of the Company, and of the operating requirements of the Company through December, 2009. The Company’s actual expenses may be affected by a wide range of factors, including, but not limited to: anticipated expenses may significantly increase; unanticipated or unforeseen expenses may arise; changes to FDA regulations, and any delay by or failure of the FDA to approve any of Vermillion’s diagnostic tests submitted to the FDA, may result in unanticipated expenses; the overall financial situation and needs of the Company or its research could change; and unanticipated litigation could arise and could result in increased expenses. The Company’s Chapter 11 filing may disrupt and distract management. Moreover, the Chapter 11 filing could result in unanticipated expenses or increases to estimated expenses, including respecting possible financing, sale of assets and/or a plan of reorganization, any one or all of which could be substantial. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors, and although the Company believes that its expectations and beliefs are based on reasonable assumptions, it can give no assurance that its goals will be achieved. The Company disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	99.1	Monthly Operating Report for the Period March 30, 2009 — April 30, 2009.

	99.2	Statement of Financial Affairs and Schedules of Assets and Liabilities.

	99.3	Cash Budget for Vermillion, Inc. through December, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: June 16, 2009	By:	/s/ Gail S. Page
Gail S. Page
Executive Chair of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the Period March 30, 2009 — April 30, 2009.

99.2	Statement of Financial Affairs and Schedules of Assets and Liabilities.

99.3	Cash Budget for Vermillion, Inc. through December, 2009.